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                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549



                                FORM 8-K


                         Current Report Pursuant
                      to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported)     September 15, 1997


                  WORLD FINANCIAL NETWORK NATIONAL BANK
         (Exact Name of Registrant as Specified in its Charter)



                              United States
             (State or Other Jurisdiction of Incorporation)


              333-998                             34-1610866
     (Commission File Number)       (I.R.S. Employer Identification No.)

    4590 East Broad Street, Columbus, Ohio             43213
    (Address of Principal Executive Offices)         (Zip Code)


                             (614) 755-5000
          (Registrant's Telephone Number, Including Area Code)


                             Not Applicable
      (Former Name or Former Address, if Changed Since Last Report)


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Item 5.Other Events.

      None

Item 7.Financial Statements and Exhibits.

      (c)  Exhibits.


Exhibit
  No.        Document Description
-------      --------------------
20           Monthly Servicing Report




                               SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 WORLD FINANCIAL NETWORK NATIONAL BANK
                                    (Registrant)




Dated:  September 23, 1997         By: Daniel T. Groomes

                                   Title: VP of Finance